Exhibit 10.15

DocuSign Envelope ID: 1F4BAF45-23C3-4EEE-827E-9CBD836D7DB0 FIRST AMENDMENT TO THE CONTRACT FOR SALE AND PURCHASE OF LIQUID HELIUM This FIRST AMENDMENT TO THE CONTRACT FOR SALE AND PURCHASE OF LIQUID HELIUM (“First Amendment”) is effective as of October 1, 2023 and is made by and among NEH MIDSTREAM LLC (“Seller”), AIRLIFE GASES USA INC. (“Buyer”), and SOLIS PARTNERS, L.L.C. (“Pledgor”). WHEREAS, Seller and Buyer are Parties to the Contract for Sale and Purchase of Liquid Helium with an Effective Date of August 25, 2023 (the “Agreement”); WHEREAS, Seller desires to supply additional quantities of Liquid Helium to Buyer that were not included in the Agreement and Buyer desires to purchase such additional Liquid Helium (“Additional Helium”) from Seller; and WHEREAS, the Parties wish to amend the Agreement to incorporate the purchase and sale of the Additional Helium and to give effect to certain other changes to the Agreement, on the terms and conditions as set forth herein. NOW THEREFORE, in light of the foregoing, the mutual covenants and agreements stated herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows: 1. Defined Terms. All capitalized terms used but not expressly defined herein which are defined in the Agreement shall have the meanings ascribed to such terms in the Agreement, unless the context requires otherwise. 2. The following definition shall be added to Article 1 of the Agreement: “BME Helium” means that certain crude Helium that Seller has agreed to purchase from Badger Midstream Energy (“BME”) for a term of forty‐two (42) months commencing January 1, 2024. The quantity of contained Helium that Seller expects to purchase from BME and supply to Buyer as Additional Helium pursuant to the Agreement (as amended by this First Amendment) is estimated to range between 4.8 to 8.4 MMCF per year. 3. Section 3.1 of the Agreement is hereby amended and restated in its entirety and replaced by the following new Section 3.1:

DocuSign Envelope ID: 1F4BAF45-23C3-4EEE-827E-9CBD836D7DB0 “3.1 Seller’s Forecasts No later than the fifteenth (15th) day of each Month, Seller will provide Buyer with a good faith estimate of (i) Gaseous Helium production expected from the Plant during the following three (3) Months, (ii) the quantity of BME Helium expected to be purchased by Seller from BME during the following three (3) Months, (iii) the expected quantity of Liquid Helium available to Buyer during the applicable three (3) Month period in accordance with Section 3.2.1, and (iv) the estimated dates when Liquid Helium will be available for delivery to Buyer at the Tolling Facility (the “3 Month Forecast”). Seller’s forecasts will be non‐ binding and will be provided to assist Buyer with their scheduling. Seller’s forecast for the front Month of the 3 Month Forecast shall be utilized to calculate Buyer’s Monthly Purchase Obligation as defined in Section 3.3 below.” 4. Section 3.2.1 of the Agreement is hereby amended and restated in its entirety and replaced by the following new Section 3.2.1: “3.2.1 Seller’s Supply Obligation Subject to the terms and conditions of this Agreement, Seller shall be obligated each Month to sell and deliver to Buyer as Liquid Helium at the Tolling Facility, the sum of (i) fifty percent (50%) of the Helium produced by the Plant each Month from all sources other than BME Helium, less two percent (2%) Tolling losses, plus (ii) one hundred percent (100%) of the Helium produced from BME Helium purchased by Seller each month, less two percent (2%) Tolling losses.” 5. Section 3.3 of the Agreement is hereby amended and restated in its entirety and replaced by the following new Section 3.3: “3.3 Buyer’s Purchase Obligation Subject to the terms and conditions of this Agreement, Buyer shall be obligated each Month to take delivery of and pay for, or pay for if not taken, the lesser of (i) the sum of (1) fifty percent (50%) of the Helium produced by the Plant (reduced by two percent Tolling losses) each Month during the Term, plus (2) one hundred percent (100%) of the Helium produced from BME Helium purchased by Seller (reduced by two percent Tolling losses) each month during the Term, in each case as Liquid Helium, or (ii) one hundred five percent (105%) of the quantity of Liquid Helium forecasted to be available for delivery to Buyer (including both the Gaseous Helium Production expected from the Plant and the quantity of BME Helium

DocuSign Envelope ID: 1F4BAF45-23C3-4EEE-827E-9CBD836D7DB0 expected to be purchased by Seller from BME) during that Month in Seller’s latest 3 Month Forecast (“Buyer’s Monthly Purchase Obligation”).” 6. Section 3.5 of the Agreement is hereby amended and restated in its entirety and replaced by the following new Section 3.5: “3.5 Buyer’s Purchase Obligation Subject to the provisions of Article 5, Seller and Buyer shall use their best efforts to supply and take delivery of Liquid Helium in regular intervals throughout each Contract Year. “Regular intervals” shall mean that when the Plant and Tolling Facility is running at its expected capacity, one Container load of Liquid Helium shall be supplied by Seller and delivered to Buyer approximately every fifteen (15) Days. Seller shall not be obligated to supply more than three Container loads during a single Month. Buyer shall be solely responsible for ensuring the availability of a sufficient number of empty Containers to take delivery of Buyer’s Monthly Purchase Obligation hereunder. 7. Global Amendment. The Agreement and all exhibits, addenda and schedules thereto are hereby modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments to the Agreement as set forth in this First Amendment. 8. Continuing Force and Effect of the Agreement. The Agreement, as amended hereby, shall continue in full force and effect without any further amendments, alterations, or modifications thereto except as set forth herein, and the Parties hereto do hereby ratify and affirm all of the terms, conditions and covenants of the Agreement as hereby amended. 9. Binding Agreement. The terms and conditions of this First Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties hereto. Nothing in this First Amendment, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this First Amendment, except as expressly provided in this First Amendment. 10. Governing Law. ALL ISSUES AND QUESTIONS CONCERNING THE APPLICATION, CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF TEXAS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF TEXAS.

DocuSign Envelope ID: 1F4BAF45-23C3-4EEE-827E-9CBD836D7DB0 11. Titles and Subtitles. The titles and subtitles used in this First Amendment are used for convenience only and are not to be considered in construing or interpreting this First Amendment. 12. Modification; Waiver. No modification or waiver of any provision of this First Amendment or consent to departure therefrom shall be effective unless in writing and approved by the Parties hereto. 13. Severability. If any provision of this First Amendment is held to be unenforceable, this First Amendment shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this First Amendment shall remain in full force and effect; provided, however, that if any provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law. 14. Counterparts. This First Amendment may be executed in separate counterparts, each of which shall be deemed an original and all of which togethershall constitute one and the same instrument. This First Amendment may also be executed by facsimile, scanned or other electronic counterparts and signatures hereto, to have the same force and effect as originals counterparts and signatures. [SIGNATURE PAGE FOLLOWS]

DocuSign Envelope ID: 1F4BAF45-23C3-4EEE-827E-9CBD836D7DB0 IN WITNESS WHEREOF, the Seller, Buyer and Pledgor have caused this First Amendment to be executed by their duly authorized representatives effective as of October 1, 2023. SELLER BUYER NEH MIDSTREAM LLC AIRLIFE GASES USA INC. Name: Name: Title: Title: Date: Date: The undersigned Pledgor joins in the execution of this First Amendment for the limited purpose of ratifying the terms, conditions and covenants described in Section 7.3 of the Agreement, as hereby amended. PLEDGOR SOLIS PARTNERS, L.L.C. Signature: Name: Title: SIGNATURE PAGE TO FIRST AMENDMENT TO THE CONTRACT FOR SALE AND PURCHASE OF LIQUID HELIUM President October 12, 2023 Managing Member October 12, 2023 E. Will Gray II Managing Member